UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 11, 2013

SCHOOL SPECIALTY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-24385	39-0971239
(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive
Greenville, Wisconsin	54942
(Address of Principal Executive Offices)	(Zip Code)

(920) 734-5712
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

As reported by School Specialty, Inc. (the “Company”) in its Form 12b-25 filed on December 11, 2013, the Company was evaluating the accounting treatment of the cancellation of certain debt in connection with the issuance of certain shares of common stock pursuant to the Company’s Second Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (as corrected), entered by the United States Bankruptcy Court for the District of Delaware on June 3, 2013 in connection with the Company’s voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.  The Company has completed this evaluation and determined that the related accounting treatment was incorrect. On December 11, 2013, management concluded that because of this error, investors should no longer rely upon the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended July 27, 2013 (the “1st Quarter 10-Q”).   The Company’s management has discussed the matters disclosed in this Current Report on Form 8-K with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

The Company will restate its previously issued condensed consolidated statement of operations for the six weeks ended June 11, 2013 to record an additional loss of $21.4 million related to the cancellation of debt in connection with the equity issuance as a reorganization item.  The additional loss is a non-cash item and does not have an impact on the financial statements of the Successor Company (as defined below). The Company expects to file an amended 1st Quarter 10-Q and its Quarterly Report on Form 10-Q for the quarter ended October 26, 2013 on December 16, 2013, the expiration date of the extension period provided by Rule 12b-25 of the Securities Exchange Act of 1934, as amended.

As of June 11, 2013, the Company adopted fresh-start accounting in accordance with ASC 852.  The adoption of fresh-start accounting resulted in the Company becoming a new entity for financial reporting purposes. Accordingly, the financial statements on or prior to June 11, 2013 are not comparable with the financial statements for periods after June 11, 2013.  References to “Successor Company” refer to the financial position and results of operations of the reorganized Company subsequent to bankruptcy emergence on June 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 16, 2013

SCHOOL SPECIALTY, INC.

By: /s/ David N. Vander Ploeg
David N. Vander Ploeg Chief Financial Officer